James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

Supplement dated February 28, 2025 to the Prospectus and Summary Prospectus of the Fund

dated April 1, 2024, as supplemented

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Armand Thompson has been added as a Portfolio Manager for the Easterly Income Opportunities Fund (the “Fund”). Accordingly:

The subsection entitled “Portfolio Managers” within the section entitled “Management” on page 10 of the Summary Prospectus and the subsection entitled “Portfolio Managers” within the subsection entitled “Management” within the section entitled “Fund Summary” on page 9 of the Prospectus, are hereby replaced with the following:

The following individuals serve as the Fund’s day-to-day portfolio managers:

Jay Menozzi, CFA (co-lead portfolio manager)	Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2018).
Boris Peresechensky, CFA (co-lead portfolio manager)	Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2018).
Armand Thompson, CFA (portfolio manager)	Portfolio Manager since January 2025.

The subsection entitled “Portfolio Managers” within the section entitled “Management of the Fund” on page 20 of the Prospectus, is hereby replaced with the following:

The Fund is managed by the portfolio managers listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund they manage.

Jay Menozzi and Boris Peresechensky (Co-Lead Portfolio Managers) and Armand Thompson (Portfolio Manager) are responsible for the day-to-day management of the Fund. The co-lead portfolio managers generally have equal final authority over decisions regarding the management of Fund’s investments, including but not limited to, making purchases and sales of securities, overseeing the Fund's portfolio construction, assessing investment risks and managing the Fund's cash flows based on portfolio holdings. The degree to which a co-lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The following is additional information regarding the portfolio managers identified above.

Jay Menozzi, a Chartered Financial Analyst, has been the Chief Investment Officer and a portfolio manager with Orange since October 2017. Prior to joining the Orange, Mr. Menozzi held several positions over 17 years at Semper Capital LP. He joined Semper in 1999 as the Head of Mortgages, and most recently served as the firm’s Chief Investment Officer from 2010 until his departure in 2016, as well as Lead Portfolio Manager of the Semper MBS Total Return Fund from its inception through 2015. Prior to Semper, Mr. Menozzi spent 12 years at Atlantic Portfolio Analytics and Management. His experience included managing mortgage pass-throughs and mortgage derivatives, in long only and leveraged portfolios. Prior to managing portfolios, he spent four years developing analytical and operational systems, including one of the early CMO cash flow models. He began his career as an electrical engineer at Harris Corp. Mr. Menozzi holds a BS in Electrical Engineering from the Massachusetts Institute of Technology and an MBA from the Florida Institute of Technology.

Boris Peresechensky, a Chartered Financial Analyst, has been a portfolio manager and senior trader with Orange since October 2017. Prior to joining Orange, Mr. Peresechensky held several positions at Semper Capital LP, working in research and development, structured credit trading, and most recently as a Senior Portfolio Manager/Trader of structured products. He also worked as a Risk Manager at Bayview Financial Trading Group and a Risk Analyst/Junior Portfolio Manager at HSBC Securities and at Lazard Asset Management. Mr. Peresechensky holds a BA from Columbia University.

Armand Thompson, a Chartered Financial Analyst, has been a portfolio manager with Orange since 2022.  Prior to joining the firm, he was a Vice President at TortoiseEcofin assisting with the management of the publicly traded fixed-income securities in the social impact portfolios.  He also served as the Portfolio Manager and Head Trader for the firm’s liquid structured products.  Prior to joining TortoiseEcofin, Armand worked at Palmer Square Capital Management LLC where he served as the lead analyst for the firm’s asset-backed (ABS) and mortgage-backed securities (MBS) strategies and also covered REITs, CRE services and distressed credits for special situations. Prior to that, Armand served as a private equity analyst with K1 Investment Management. Armand holds a B.A. from Dartmouth College.

***

You should read this Supplement in conjunction with the Prospectus and Summary Prospectus dated April 1, 2024, as supplemented.

Please retain this Supplement for future reference.

James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

Supplement dated February 28, 2025 to the to the Statement of Additional Information (“SAI”)

dated April 1, 2024

This Supplement updates and supersedes any contrary information contained in the SAI.

Armand Thompson has been added as a Portfolio Manager for the Easterly Income Opportunities Fund (the “Fund”). Accordingly:

In the subsection entitled “Portfolio Managers” within the section entitled “Management and Other Services” on page 46 of the SAI, the following information is added:

Other Accounts Managed

The following table lists the number and types of accounts managed by Armand Thompson and the assets under management in those accounts as of November 30, 2024.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Armand Thompson Orange Investment Advisors, LLC	0	$0	1	$17.27	1	$265.0	$282.3

*  In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund.

Compensation

Orange Investment Advisors, LLC

Mr. Thompson receives a fixed base salary, and a performance-based bonus tied to a predetermined percentage of the Adviser’s profitably.

Ownership of Securities – as of November 30, 2024

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned of the Fund
Armand Thompson, CFA[1]	None

1 Information is as of November 30, 2024. Armand Thompson began serving as a portfolio manager of the Fund effective January 1, 2025.

***

You should read this Supplement in conjunction with the SAI dated April 1, 2024.

Please retain this Supplement for future reference.